                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549
                                  ---------

                                  FORM 8-K/A
                                CURRENT REPORT
                                   -------





                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934
                                   -------


     Date of Report (Date of earliest event reported):          July 7, 1997





                             CLARCOR Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)

    DELAWARE                              1-11024                 36-0922490
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                                Identification No.

2323 Sixth Street, P.O. Box 7007, Rockford, Illinois                   61125
----------------------------------------------------               -------------
     (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code                 815-962-8867
                                                                   -------------
                                   No Change
--------------------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report.)

ITEM 5.  OTHER EVENTS.
On June 2, 1997, the Company filed a Form 8-K that included an Exhibit A thereto. This amendment on Form 8-K/A to such Form 8-K is filed to correct such Exhibit A and the attached Exhibit A-1 replaces, in its entirety, such Exhibit A.

Quarterly Income Statement Data:

On February 28, 1997, CLARCOR Inc. (the "Company") completed its acquisition of United Air Specialists, Inc. (UAS), a manufacturer of air quality equipment based in Cincinnati, Ohio. The Company issued 1,081,741 shares of its common stock in exchange for all the shares of UAS stock. Additional shares of its common stock (approximately 127,590 shares) will be issued upon exercise of UAS options. The transaction has been structured as a statutory
merger accounted for as a pooling of interests.   As a result of the
acquisition, UAS became a subsidiary of the Company.

Under the requirements of the pooling of interests accounting treatment, the consolidated financial statements of the Company and its subsidiaries have been restated (except for cash dividends declared per share, which represent the historical dividends declared by the Company) to include the results of UAS' operations as part of the Company's Industrial/Environmental Filtration segment. UAS' fiscal year-end has been changed to the Saturday closest to November 30, and, as a result, the Company's restated consolidated financial statements for fiscal 1996 include UAS for identical periods. The Company has reclassified certain costs incurred by UAS in the prior periods to conform with the presentation of such data by the Company.

The attached Exhibit A-1 presents certain unaudited, restated quarterly income statement data for the year ended November 30, 1996, and the segment data for 1996, along with comparative data for the first quarter of 1997. No intercompany transactions existed between the two companies during the periods presented. Intersegment sales were not material.

In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the results of operations have been made. Exhibit A-1 does not include all disclosures required by generally accepted accounting principles. The financial data presented are not necessarily indicative of future results of the combined companies.

                                                                 EXHIBIT 99.A(1)

EXHIBIT A-1.
                                 CLARCOR INC.
                        QUARTERLY INCOME STATEMENT DATA
               AS RESTATED FOR THE YEAR ENDED NOVEMBER 30, 1996
              AND AS REPORTED FOR THE QUARTER ENDED MARCH 1, 1997

                                                                       1996                                                   1997
                                  -----------------------------------------------------------------------------------      ---------
                                   FIRST            SECOND            THIRD             FOURTH                               FIRST
                                  QUARTER          QUARTER           QUARTER           QUARTER            FISCAL            QUARTER
                                   ENDED            ENDED             ENDED             ENDED              YEAR              ENDED
                                  MARCH 2           JUNE 1          AUGUST 31        NOVEMBER 30           TOTAL            MARCH 1
                                  -----------------------------------------------------------------------------------      ---------
Net sales                         $81,014          $91,540          $99,134          $100,694             $372,382         $86,958
Gross profit                       23,101           27,387           28,544            29,753              108,785          24,508
Operating profit (includes
   merger related expenses
   in first quarter 1997)           6,934           10,762           11,587            13,313               42,596           4,370
Net earnings                        3,752            6,277            6,943             8,973               25,945           3,017
Net earnings per
   common share                   $  0.24          $  0.39          $  0.44           $  0.56             $   1.63         $  0.19

NET SALES BY SEGMENT:
Engine/Mobile Filtration          $43,332          $50,750          $49,213           $51,928             $195,223         $46,353
Industrial/Environmental
   Filtration                      23,832           25,234           27,444            26,878              103,388          26,201
Consumer Products                  13,850           15,556           22,477            21,888               73,771          14,404
                                  ----------------------------------------------------------------------------------       -------
                                  $81,014          $91,540          $99,134          $100,694             $372,382         $86,958
                                  ==================================================================================       =======
OPERATING PROFIT BY SEGMENT:
Engine/Mobile Filtration          $ 6,281          $ 8,075          $ 7,767          $  9,046             $ 31,169         $ 6,282
Industrial/Environmental
   Filtration                        (126)           1,375            1,338             1,459                4,046             214
Consumer Products                     779            1,312            2,482             2,808                7,381             846
                                  ----------------------------------------------------------------------------------       -------
                                  $ 6,934          $10,762          $11,587          $ 13,313             $ 42,596         $ 7,342
Merger related
   expenses                             -                -                -                 -                    -          (2,972)
                                  ----------------------------------------------------------------------------------       --------
                                  $ 6,934          $10,762          $11,587          $ 13,313             $ 42,596         $ 4,370
                                  ==================================================================================       =======

                                  SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                  CLARCOR INC.
                                  (Registrant)




     July 7,1997                    By  /s/ Bruce A. Klein
--------------------                    -------------------------------------
       (Date)                           Bruce A. Klein, Vice President - Finance
                                        and Chief Financial Officer